================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 22, 2002


                       DEUTSCHE MORTGAGE SECURITIES, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                  333-100675           36-4509743
-----------------------------       ------------      -----------------------
 (STATE OR OTHER JURISDICTION       (COMMISSION        (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)      IDENTIFICATION NO.)

31 W. 52nd Street
New York, NY                                                      10019
---------------------------                                --------------------
    (ADDRESS OF PRINCIPAL                                      (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 469-8000

================================================================================

Item 5.  OTHER EVENTS.

Description of the Mortgage Pool

                  On or about December 30, 2002, the Registrant will cause the issuance and sale of approximately $645,000,000 initial principal amount of Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2002-1 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 2002, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, and Bank One, National Association, as trustee.

Collateral Term Sheet

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Collateral Term Sheet") in written form, which is in the nature of a data table.

                  The Collateral Term Sheet has been provided by the Underwriter. The information in the Collateral Term Sheet is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheet was prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheet may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (a)      FINANCIAL STATEMENTS.

                           Not applicable.

                  (b)      PRO FORMA FINANCIAL INFORMATION.

                           Not applicable.

                  (c)      EXHIBITS



                         ITEM 601(a) OF
                         REGULATION S-K
      EXHIBIT NO.        EXHIBIT NO.        DESCRIPTION
      -----------        -----------        -----------
           1                 99.1           Collateral Term Sheet (as defined
                                            in Item 5) that has been provided
                                            by the Underwriter to certain
                                            prospective purchasers of Deutsche
                                            Mortgage Securities, Inc. Mortgage
                                            Loan Trust, Series 2002-1

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 22, 2002

                                           DEUTSCHE MORTGAGE SECURITIES, INC.


                                           By: /s/ Steven Katz
                                               ----------------------
                                           Name:   Steven Katz
                                           Title:  Vice President


                                           By: /s/ Felix Partow
                                               ----------------------
                                           Name:   Felix Partow
                                           Title:  Vice President

                                  EXHIBIT INDEX



                         Item 601(a) of       Sequentially
                         Regulation S-K       Numbered
Exhibit Number           Exhibit No.          Description                Page
--------------           -----------          -----------                ----
1                        99.1                 Collateral Term Sheet      6
                                              (as defined in Item 5)
                                              that has been provided
                                              by the Underwriter to
                                              certain prospective
                                              purchasers of Deutsche
                                              Mortgage Securities,
                                              Inc. Mortgage Loan
                                              Trust, Series 2002-1

                                    EXHIBIT 1

                                 FILED BY PAPER